                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File No's 333-73616 and 333-106136) and on Form S-8 (File No's. 333-39802, 333-57536 and 333-102887) of Handspring, Inc. of our
report dated July 21, 2002, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.





/s/ PRICEWATERHOUSECOOPERS LLP



PricewaterhouseCoopers LLP
San Jose, California
August 26, 2003